                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 9, 2000
                                                         ----------------


                        BURNHAM PACIFIC PROPERTIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         MARYLAND                        1-9524                 33-0204126
----------------------------     ------------------------    -------------------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

         110 WEST A STREET, SUITE 900, SAN DIEGO, CALIFORNIA 92101-3711
         --------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (619) 652-4700
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
                                       ---
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                         IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

         On February 9, 2000, the Board of Directors of Burnham Pacific Properties, Inc. (the "Company") held a meeting to discuss the status of the process being conducted with the assistance of Goldman, Sachs & Co., Inc. pursuant to which the Company is actively pursuing all of its strategic alternatives. Goldman Sachs informed the Board that various entities have submitted preliminary proposals in writing relating to proposed acquisition transactions with the Company and that certain of such entities have requested more time in which to conduct additional due diligence with respect to the Company. Goldman Sachs also reviewed with the Board the proposed timetable and the next steps to be taken in the process.

         After such discussions, the Board of Directors decided that it was appropriate to amend the Company's Bylaws to, among other things, change the date on which the Company is scheduled to hold its annual meeting of stockholders. Pursuant to the amended Bylaws, the 2000 Annual Meeting of Stockholders (the "2000 Annual Meeting") is currently scheduled to be held on Tuesday, July 11, 2000. For nominations of persons for election to the Board of Directors and the proposal of business to be properly brought by a stockholder before the 2000 Annual Meeting, the stockholder must give notice thereof, in addition to complying with the other conditions contained in the Bylaws, in writing to the secretary of the Company at the principal executive offices of the Company not earlier than April 12, 2000 nor later than May 12, 2000.

         The text of the February 9, 2000 amendments to the Bylaws are included herein as Exhibit 3(ii).2.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

EXHIBIT NO.           DESCRIPTION

3(ii).1               Bylaws of the Company, as amended and
                      restated as of November 19, 1997
                      (incorporated by reference to Exhibit 3.2 of the Company's Current Report on Form 8-K filed on December 16, 1997).

3(ii).2               Text of February 9, 2000 Amendments to Bylaws.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned, thereunto duly authorized.

                                  BURNHAM PACIFIC PROPERTIES, INC.

Dated:  February 10, 2000         By:  /s/ Daniel B. Platt
                                      ------------------------------------------
                                  Name:   Daniel B. Platt
                                  Title:  Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.           DESCRIPTION

3(ii).1               Bylaws of the Company, as amended and
                      restated as of November 19, 1997
                      (incorporated by reference to Exhibit 3.2 of the Company's Current Report on Form 8-K filed on December 16, 1997).

3(ii).2               Text of February 9, 2000 Amendments to Bylaws.